Exhibit 99 (b)
BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	June 30,	March 31,	June 30,
	2011	2011	2010
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,098,721	$805,928	$834,972
Funds sold and resell agreements	12,040	2,462	17,554
Trading securities	99,846	80,719	62,159
Investment securities	349,583	343,401	353,277
Available for sale securities	9,567,008	9,665,901	9,105,828
Mortgage trading securities	553,231	326,624	534,641
Residential mortgage loans held for sale	169,609	127,119	227,574
Loans:
Commercial	6,178,596	6,048,257	6,011,528
Commercial real estate	2,183,715	2,222,982	2,340,909
Residential mortgage	1,867,997	1,777,321	1,834,246
Consumer	507,236	541,275	696,034
Total loans	10,737,544	10,589,835	10,882,717
Less allowance for loan losses	(286,611)	(289,549)	(299,489)
Loans, net of allowance	10,450,933	10,300,286	10,583,228
Premises and equipment, net	265,057	265,532	277,225
Receivables	129,944	113,060	126,149
Goodwill	335,601	335,601	335,601
Intangible assets, net	12,010	12,906	15,991
Mortgage servicing rights, net	109,192	120,345	98,942
Real estate and other repossessed assets	129,026	131,420	119,908
Bankers' acceptances	1,661	1,884	2,885
Derivative contracts	229,887	245,124	334,576
Cash surrender value of bank-owned life insurance	261,203	258,322	251,857
Receivable on unsettled securities sales	170,600	242,828	-
Other assets	293,030	321,561	454,361
TOTAL ASSETS	$24,238,182	$23,701,023	$23,736,728

LIABILITIES AND EQUITY
Deposits:
Demand	$4,725,977	$4,457,187	$3,735,289
Interest-bearing transaction	9,013,323	9,528,864	8,488,159
Savings	211,877	209,264	190,964
Time	3,634,700	3,677,611	3,673,088
Total deposits	17,585,877	17,872,926	16,087,500
Funds purchased	1,706,893	466,749	1,157,465
Repurchase agreements	1,106,163	1,006,051	1,105,010
Other borrowings	149,703	36,864	1,708,295
Subordinated debentures	398,788	398,744	398,617
Accrued interest, taxes, and expense	104,493	135,486	91,471
Bankers' acceptances	1,661	1,884	2,885
Due on unsettled securities purchases	166,607	843,904	266,470
Derivative contracts	173,917	156,038	299,851
Other liabilities	151,906	184,689	169,137
TOTAL LIABILITIES	21,546,008	21,103,335	21,286,701
Shareholders' equity:
Capital, surplus and retained earnings	2,521,462	2,467,820	2,314,967
Accumulated other comprehensive income	146,255	108,313	113,771
TOTAL SHAREHOLDERS' EQUITY	2,667,717	2,576,133	2,428,738
Non-controlling interest	24,457	21,555	21,289
TOTAL EQUITY	2,692,174	2,597,688	2,450,027
TOTAL LIABILITIES AND EQUITY	$24,238,182	$23,701,023	$23,736,728

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

ASSETS
Funds sold and resell agreements	$8,814	$20,680	$21,128	$18,882	$22,776
Trading securities	80,113	60,768	74,084	69,315	58,722
Investment securities	357,698	339,246	341,941	336,455	335,117
Available for sale securities	9,543,482	9,376,674	9,581,708	9,152,111	8,774,148
Mortgage trading securities	518,073	397,093	474,731	602,049	435,693
Residential mortgage loans held for sale	134,876	125,494	282,734	242,559	183,489
Loans:
Commercial	6,145,918	6,084,765	5,946,960	6,003,159	6,060,642
Commercial real estate	2,172,166	2,236,400	2,282,779	2,335,226	2,359,958
Residential mortgage	1,858,117	1,788,049	1,832,624	1,893,162	1,848,692
Consumer	504,553	544,542	604,830	629,968	702,174
Total loans	10,680,755	10,653,756	10,667,193	10,861,515	10,971,466
Less allowance for loan losses	(291,308)	(295,014)	(307,223)	(308,139)	(312,595)
Total loans, net	10,389,447	10,358,742	10,359,970	10,553,376	10,658,871
Total earning assets	21,032,503	20,678,697	21,136,296	20,974,747	20,468,816
Cash and due from banks	764,806	1,095,910	1,092,979	989,782	903,555
Cash surrender value of bank-owned life insurance	259,337	256,456	255,530	252,912	249,914
Derivative contracts	253,163	211,895	249,861	267,952	288,853
Other assets	1,669,426	1,496,816	1,548,285	1,706,897	1,533,669
TOTAL ASSETS	$23,979,235	$23,739,774	$24,282,951	$24,192,290	$23,444,807

LIABILITIES AND EQUITY
Deposits:
Demand	$4,554,000	$4,265,657	$4,171,595	$3,831,486	$3,660,910
Interest-bearing transaction	9,184,141	9,632,595	9,325,573	8,699,495	8,287,296
Savings	210,707	203,638	191,235	189,512	184,376
Time	3,632,130	3,616,991	3,602,150	3,774,136	3,701,167
Total deposits	17,580,978	17,718,881	17,290,553	16,494,629	15,833,749
Funds purchased	1,168,670	820,969	775,620	1,096,873	1,359,937
Repurchase agreements	1,004,217	1,062,359	1,201,760	1,130,215	1,131,147
Other borrowings	187,441	144,987	829,756	1,465,516	1,619,745
Subordinated debentures	398,767	398,723	398,680	398,638	398,598
Derivative contracts	175,199	144,492	197,330	228,297	243,089
Other liabilities	813,074	884,566	1,053,695	895,703	479,813
TOTAL LIABILITIES	21,328,346	21,174,977	21,747,394	21,709,871	21,066,078
Total equity	2,650,889	2,564,797	2,535,557	2,482,419	2,378,729
TOTAL LIABILITIES AND EQUITY	$23,979,235	$23,739,774	$24,282,951	$24,192,290	$23,444,807

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Interest revenue	$205,717	$217,597	$407,806	$436,967
Interest expense	31,716	35,484	63,166	72,280
Net interest revenue	174,001	182,113	344,640	364,687
Provision for credit losses	2,700	36,040	8,950	78,140
Net interest revenue after
provision for credit losses	171,301	146,073	335,690	286,547

Other operating revenue
Brokerage and trading revenue	23,725	24,754	49,101	45,789
Transaction card revenue	31,024	28,263	59,469	53,950
Trust fees and commissions	19,150	17,737	37,572	34,057
Deposit service charges and fees	23,857	28,797	46,337	55,589
Mortgage banking revenue	19,356	18,335	36,712	33,206
Bank-owned life insurance	2,872	2,908	5,735	5,880
Other revenue	7,842	7,374	16,174	15,012
Total fees and commissions	127,826	128,168	251,100	243,483
Gain on other assets, net	3,344	1,545	3,276	155
Gain (loss) on derivatives, net	1,225	7,272	(1,188)	6,931
Gain on mortgage trading securities, net	9,921	14,631	6,403	15,079
Gain on available for sale securities, net	5,468	8,469	10,370	12,545
Total other-than-temporary impairment losses	(74)	(10,959)	(74)	(20,667)
Portion of loss recognized in (reclassified from)
other comprehensive income	(4,750)	8,313	(9,349)	13,796
Net impairment losses recognized in earnings	(4,824)	(2,646)	(9,423)	(6,871)
Total other operating revenue	142,960	157,439	260,538	271,322

Other operating expense
Personnel	105,603	97,054	205,597	193,878
Business promotion	4,777	4,945	9,401	8,923
Professional fees and services	6,258	6,668	13,716	13,069
Net occupancy and equipment	15,554	15,691	31,158	31,202
Insurance	4,771	5,596	10,957	12,129
Data processing and communications	24,428	21,940	46,931	42,249
Printing, postage and supplies	3,586	3,525	6,668	6,847
Net losses and operating expenses
of repossessed assets	5,859	13,067	11,874	20,287
Amortization of intangible assets	896	1,323	1,792	2,647
Mortgage banking costs	8,968	10,380	15,439	19,647
Change in fair value of mortgage servicing rights	13,493	19,458	10,364	5,526
Other expense	9,016	6,265	17,761	13,240
Total other operating expense	203,209	205,912	381,658	369,644

Net income before taxes	111,052	97,600	214,570	188,225
Federal and state income taxes	39,357	32,042	78,109	62,325

Net income	71,695	65,558	136,461	125,900
Net income (loss) attributable to non-controlling interest	2,688	2,036	2,680	2,245

Net income attributable to BOK Financial Corporation	$69,007	$63,522	$133,781	$123,655

Average shares outstanding:
Basic	67,898,483	67,605,807	67,900,279	67,599,349
Diluted	68,169,485	67,880,587	68,173,182	67,835,606

Net income per share:
Basic	$1.01	$0.93	$1.96	$1.82
Diluted	$1.00	$0.93	$1.95	$1.81

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Capital:
Period-end shareholders' equity	$2,667,717	$2,576,133	$2,521,726	$2,503,650	$2,428,738
Risk weighted assets	$16,452,305	$16,416,387	$16,368,976	$16,484,702	$16,611,662
Risk-based capital ratios:
Tier 1	13.30%	12.97%	12.69%	12.30%	11.90%
Total capital	16.80%	16.48%	16.20%	15.79%	15.38%
Leverage ratio	9.29%	9.13%	8.74%	8.61%	8.57%
Tangible common equity ratio (A)	9.71%	9.54%	9.21%	8.96%	8.88%
Tier 1 common equity ratio (B)	13.15%	12.84%	12.55%	12.17%	11.77%

Common stock:
Book value per share	$38.97	$37.64	$36.97	$36.77	$35.67

Market value per share:
High	$54.72	$56.32	$54.86	$50.58	$55.60
Low	$50.13	$50.37	$44.83	$42.89	$47.45

Cash dividends paid	$18,823	$17,102	$17,025	$16,856	$16,834
Dividend payout ratio	27.28%	26.40%	28.94%	26.23%	26.50%
Shares outstanding, net	68,462,869	68,438,422	68,207,689	68,091,126	68,080,797

Performance ratios (quarter annualized):
Return on average assets	1.15%	1.11%	0.96%	1.05%	1.09%
Return on average equity	10.44%	10.24%	9.21%	10.27%	10.71%
Net interest margin	3.40%	3.47%	3.21%	3.52%	3.65%
Efficiency ratio	62.23%	61.15%	65.60%	59.07%	59.56%

Other data:
Trust assets	$33,075,456	$32,013,487	$32,751,501	$31,460,021	$29,825,608
Mortgage servicing portfolio	$11,283,442	$11,202,626	$11,263,130	$11,190,802	$11,057,385
Mortgage loans funded for sale	$528,749	$451,821	$821,921	$756,022	$540,835
Mortgage loan refinances to total fundings	36%	50%	72%	64%	34%
Tax equivalent adjustment	$2,261	$2,321	$2,263	$2,152	$2,327
Net unrealized gain on available for sale securities	$263,199	$201,340	$200,203	$255,421	$215,439

Gain (loss) on mortgage servicing rights, net of economic hedge:
Gain (loss) on mortgage hedge derivative contracts	$1,224	$(2,419)	$(7,392)	$4,676	$7,800
Gain (loss) on mortgage trading securities	9,921	(3,518)	(11,117)	3,369	14,631
Gain (loss) on economic hedge of mortgage servicing rights	11,145	(5,937)	(18,509)	8,045	22,431
Gain (loss) on changes in fair value of mortgage servicing rights	(13,493)	3,129	25,111	(15,924)	(19,458)
Gain (loss) on changes in fair value of mortgage servicing rights, net of economic hedges	$(2,348)	$(2,808)	$6,602	$(7,879)	$2,973

Net interest revenue on mortgage trading securities	$5,121	$3,058	$4,232	$5,710	$4,880

Reconciliation of non-GAAP measures:
(A) Tangible common equity ratio:
Total shareholders' equity	$2,667,717	$2,576,133	$2,521,726	$2,503,650	$2,428,738
Less: Goodwill and intangible assets, net	(347,611)	(348,507)	(349,404)	(350,769)	(351,592)
Tangible common equity	$2,320,106	$2,227,626	$2,172,322	$2,152,881	$2,077,146

Total assets	$24,238,182	$23,701,023	$23,941,603	$24,385,952	$23,736,728
Less: Goodwill and intangible assets, net	(347,611)	(348,507)	(349,404)	(350,769)	(351,592)
	$23,890,571	$23,352,516	$23,592,199	$24,035,183	$23,385,136

Tangible common equity ratio	9.71%	9.54%	9.21%	8.96%	8.88%

(B) Tier 1 common equity ratio:
Tier 1 capital	$2,188,199	$2,129,998	$2,076,525	$2,027,226	$1,976,588
Less: Non-controlling interest	(24,457)	(21,555)	(22,152)	(20,338)	(21,289)
Tier 1 common equity	$2,163,742	$2,108,443	$2,054,373	$2,006,888	$1,955,299

Risk weighted assets	$16,452,305	$16,416,387	$16,368,976	$16,484,702	$16,611,662

Tier 1 common equity ratio	13.15%	12.84%	12.55%	12.17%	11.77%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Interest revenue	$205,717	$202,089	$197,148	$216,967	$217,597
Interest expense	31,716	31,450	33,498	36,252	35,484
Net interest revenue	174,001	170,639	163,650	180,715	182,113
Provision for credit losses	2,700	6,250	6,999	20,000	36,040
Net interest revenue after
provision for credit losses	171,301	164,389	156,651	160,715	146,073

Other operating revenue
Brokerage and trading revenue	23,725	25,376	28,610	27,072	24,754
Transaction card revenue	31,024	28,445	29,500	28,852	28,263
Trust fees and commissions	19,150	18,422	18,145	16,774	17,737
Deposit service charges and fees	23,857	22,480	23,732	24,290	28,797
Mortgage banking revenue	19,356	17,356	25,158	29,236	18,335
Bank-owned life insurance	2,872	2,863	3,182	3,004	2,908
Other revenue	7,842	8,332	7,648	7,708	7,374
Total fees and commissions	127,826	123,274	135,975	136,936	128,168
Gain (loss) on other assets, net	3,344	(68)	15	(1,331)	1,545
Gain (loss) on derivatives, net	1,225	(2,413)	(7,286)	4,626	7,272
Gain (loss) on mortgage trading securities	9,921	(3,518)	(11,117)	3,369	14,631
Gain on available for sale securities, net	5,468	4,902	953	8,384	8,469
Total other-than-temporary impairment losses	(74)	-	(4,768)	(4,525)	(10,959)
Portion of loss recognized in (reclassified from)
other comprehensive income	(4,750)	(4,599)	(1,859)	(9,786)	8,313
Net impairment losses recognized in earnings	(4,824)	(4,599)	(6,627)	(14,311)	(2,646)
Total other operating revenue	142,960	117,578	111,913	137,673	157,439

Other operating expense
Personnel	105,603	99,994	106,770	101,216	97,054
Business promotion	4,777	4,624	4,377	4,426	4,945
Professional fees and services	6,258	7,458	9,527	7,621	6,668
Net occupancy and equipment	15,554	15,604	16,331	16,436	15,691
Insurance	4,771	6,186	6,139	6,052	5,596
Data processing and communications	24,428	22,503	23,902	21,601	21,940
Printing, postage and supplies	3,586	3,082	3,170	3,648	3,525
Net losses and operating expenses
of repossessed assets	5,859	6,015	6,966	7,230	13,067
Amortization of intangible assets	896	896	1,365	1,324	1,323
Mortgage banking costs	8,968	6,471	11,999	9,093	10,380
Change in fair value of mortgage servicing rights	13,493	(3,129)	(25,111)	15,924	19,458
Visa retrospective responsibility obligation	-	-	(1,103)	1,103	-
Other expense	9,016	8,745	14,029	9,491	6,265
Total other operating expense	203,209	178,449	178,361	205,165	205,912

Net income before taxes	111,052	103,518	90,203	93,223	97,600
Federal and state income taxes	39,357	38,752	31,097	29,935	32,042

Net income	71,695	64,766	59,106	63,288	65,558
Net income (loss) attributable to non-controlling interest	2,688	(8)	274	(979)	2,036

Net income attributable to BOK Financial Corporation	$69,007	$64,774	$58,832	$64,267	$63,522

Average shares outstanding:
Basic	67,898,483	67,901,722	67,685,434	67,625,378	67,605,807
Diluted	68,169,485	68,176,527	67,888,950	67,765,344	67,880,587

Net income per share:
Basic	$1.01	$0.95	$0.86	$0.94	$0.93
Diluted	$1.00	$0.94	$0.86	$0.94	$0.93

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Oklahoma:
Commercial	$2,594,502	$2,618,045	$2,581,082	$2,662,347	$2,704,460
Commercial real estate	619,201	661,254	726,409	748,501	784,549
Residential mortgage	1,309,110	1,219,237	1,253,466	1,293,334	1,257,497
Consumer	267,550	291,412	336,492	349,720	395,274
Total Oklahoma	4,790,363	4,789,948	4,897,449	5,053,902	5,141,780

Texas:
Commercial	2,003,847	1,916,270	1,888,635	1,876,994	1,902,934
Commercial real estate	711,906	687,817	686,956	715,859	731,399
Residential mortgage	282,934	283,925	297,027	309,815	308,496
Consumer	140,044	141,199	146,986	151,434	160,377
Total Texas	3,138,731	3,029,211	3,019,604	3,054,102	3,103,206

New Mexico:
Commercial	280,306	262,597	279,432	289,368	286,555
Commercial real estate	311,565	326,104	314,781	314,957	294,425
Residential mortgage	95,021	90,466	88,392	87,851	87,549
Consumer	18,536	19,242	19,583	20,153	20,542
Total New Mexico	705,428	698,409	702,188	712,329	689,071

Arkansas:
Commercial	74,677	75,889	84,775	91,752	89,376
Commercial real estate	121,286	124,875	116,989	117,137	114,576
Residential mortgage	13,939	14,114	13,155	14,937	15,823
Consumer	52,439	61,746	72,787	84,869	96,189
Total Arkansas	262,341	276,624	287,706	308,695	315,964

Colorado:
Commercial	515,829	514,100	470,500	457,421	484,188
Commercial real estate	167,414	172,416	197,180	203,866	225,758
Residential mortgage	66,985	67,975	72,310	75,152	69,325
Consumer	19,507	20,145	21,409	15,402	18,548
Total Colorado	769,735	774,636	761,399	751,841	797,819

Arizona:
Commercial	291,515	251,390	231,117	234,739	204,326
Commercial real estate	205,269	213,442	201,018	188,943	163,374
Residential mortgage	86,415	89,384	89,245	85,184	78,890
Consumer	6,772	5,266	3,445	3,061	2,971
Total Arizona	589,971	559,482	524,825	511,927	449,561

Kansas / Missouri:
Commercial	417,920	409,966	398,455	359,387	339,689
Commercial real estate	47,074	37,074	34,017	33,859	26,828
Residential mortgage	13,593	12,220	14,653	17,635	16,666
Consumer	2,388	2,265	2,740	2,167	2,133
Total Kansas / Missouri	480,975	461,525	449,865	413,048	385,316

TOTAL BOK FINANCIAL	$10,737,544	$10,589,835	$10,643,036	$10,805,844	$10,882,717

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Oklahoma:
Demand	$2,486,671	$2,420,210	$2,271,375	$2,238,303	$2,101,994
Interest-bearing:
Transaction	5,916,784	6,068,304	6,061,626	5,609,811	5,562,287
Savings	120,278	120,020	106,411	103,524	102,590
Time	1,462,137	1,465,506	1,373,307	1,497,344	1,442,525
Total interest-bearing	7,499,199	7,653,830	7,541,344	7,210,679	7,107,402
Total Oklahoma	9,985,870	10,074,040	9,812,719	9,448,982	9,209,396

Texas:
Demand	1,528,772	1,405,892	1,389,876	1,238,103	1,150,495
Interest-bearing:
Transaction	1,741,176	1,977,850	1,791,810	1,786,979	1,674,519
Savings	42,185	40,313	36,429	35,614	36,814
Time	992,366	1,015,754	966,116	1,031,877	1,003,936
Total interest-bearing	2,775,727	3,033,917	2,794,355	2,854,470	2,715,269
Total Texas	4,304,499	4,439,809	4,184,231	4,092,573	3,865,764

New Mexico:
Demand	299,305	282,708	270,916	262,567	223,869
Interest-bearing:
Transaction	483,026	498,355	530,244	535,012	491,708
Savings	24,613	24,455	28,342	27,906	30,231
Time	449,618	453,580	450,177	469,493	476,155
Total interest-bearing	957,257	976,390	1,008,763	1,032,411	998,094
Total New Mexico	1,256,562	1,259,098	1,279,679	1,294,978	1,221,963

Arkansas:
Demand	17,452	15,144	15,310	17,604	14,919
Interest-bearing:
Transaction	138,954	130,613	129,580	137,797	108,104
Savings	1,673	1,514	1,266	1,522	1,288
Time	82,112	94,889	100,998	116,536	119,472
Total interest-bearing	222,739	227,016	231,844	255,855	228,864
Total Arkansas	240,191	242,160	247,154	273,459	243,783

Colorado:
Demand	196,915	197,579	157,742	156,685	143,783
Interest-bearing:
Transaction	509,738	528,948	522,207	501,405	441,085
Savings	21,406	21,655	20,310	19,681	18,869
Time	563,642	546,586	502,889	495,899	497,538
Total interest-bearing	1,094,786	1,097,189	1,045,406	1,016,985	957,492
Total Colorado	1,291,701	1,294,768	1,203,148	1,173,670	1,101,275

Arizona:
Demand	150,194	106,880	74,887	97,384	71,711
Interest-bearing:
Transaction	107,961	102,089	95,890	94,108	94,033
Savings	1,364	984	809	812	1,062
Time	44,619	50,060	52,227	59,678	63,643
Total interest-bearing	153,944	153,133	148,926	154,598	158,738
Total Arizona	304,138	260,013	223,813	251,982	230,449

Kansas / Missouri:
Demand	46,668	28,774	40,658	35,869	28,518
Interest-bearing:
Transaction	115,684	222,705	124,005	180,273	116,423
Savings	358	323	200	132	110
Time	40,206	51,236	63,454	70,673	69,819
Total interest-bearing	156,248	274,264	187,659	251,078	186,352
Total Kansas / Missouri	202,916	303,038	228,317	286,947	214,870

TOTAL BOK FINANCIAL	$17,585,877	$17,872,926	$17,179,061	$16,822,591	$16,087,500

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
TAX-EQUIVALENT ASSETS YIELDS
Funds sold and resell agreements	0.14%	0.08%	0.13%	0.08%	0.14%
Trading securities	2.92%	3.84%	4.06%	3.26%	4.51%
Investment securities:
Taxable (A)	6.13%	6.15%	6.01%	5.85%	6.92%
Tax-exempt (A)	4.82%	4.88%	4.88%	4.89%	4.94%
Total investment securities (A)	5.49%	5.46%	5.39%	5.31%	5.56%
Available for sale securities:
Taxable (A)	3.02%	3.15%	2.61%	3.25%	3.54%
Tax-exempt (A)	5.12%	5.68%	5.42%	5.13%	5.06%
Total available for sale securities (A)	3.04%	3.17%	2.63%	3.27%	3.55%
Mortgage trading securities	4.42%	3.74%	3.43%	4.14%	4.38%
Residential mortgage loans held for sale	4.48%	4.33%	3.85%	4.24%	4.76%
Loans	4.69%	4.75%	4.76%	4.87%	4.83%
Less allowance for loan losses	-	-	-	-	-
Loans, net of allowance	4.82%	4.89%	4.90%	5.01%	4.97%
Total tax-equivalent yield on earning assets (A)	4.01%	4.10%	3.86%	4.22%	4.35%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.27%	0.32%	0.37%	0.45%	0.49%
Savings	0.39%	0.37%	0.35%	0.39%	0.40%
Time	1.86%	1.82%	1.78%	1.80%	1.74%
Total interest-bearing deposits	0.71%	0.72%	0.76%	0.85%	0.87%
Funds purchased	0.09%	0.16%	0.25%	0.19%	0.20%
Repurchase agreements	0.20%	0.40%	0.49%	0.52%	0.56%
Other borrowings	4.76%	1.31%	0.37%	0.36%	0.35%
Subordinated debt	5.57%	5.67%	5.64%	5.64%	5.57%
Total cost of interest-bearing liabilities	0.81%	0.80%	0.81%	0.86%	0.85%
Tax-equivalent net interest revenue spread	3.20%	3.30%	3.05%	3.36%	3.50%
Effect of noninterest-bearing funding sources and other	0.20%	0.17%	0.16%	0.16%	0.15%
Tax-equivalent net interest margin	3.40%	3.47%	3.21%	3.52%	3.65%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Nonperforming assets:
Nonaccruing loans:
Commercial	$53,365	$57,449	$38,455	$49,361	$82,775
Commercial real estate	110,363	125,504	150,366	177,709	193,698
Residential mortgage	31,693	37,824	37,426	38,898	40,033
Consumer	4,749	5,185	4,567	2,784	3,188
Total nonaccruing loans	200,170	225,962	230,814	268,752	319,694
Renegotiated loans (A)	22,261	21,705	22,261	25,252	21,327
Real estate and other repossessed assets	129,026	131,420	141,394	126,859	119,908
Total nonperforming assets	$351,457	$379,087	$394,469	$420,863	$460,929

Nonaccruing loans by principal market:
Oklahoma	$41,411	$49,585	$60,805	$72,264	$93,898
Texas	32,385	34,404	33,157	36,979	49,695
New Mexico	17,244	17,510	19,283	23,792	26,956
Arkansas	24,842	29,769	7,914	9,990	10,933
Colorado	37,472	40,629	49,416	55,631	66,040
Arizona	43,307	54,065	60,239	70,038	72,111
Kansas / Missouri	3,509	-	-	58	61
Total nonaccruing loans	$200,170	$225,962	$230,814	$268,752	$319,694

Nonaccruing loans by loan portfolio sector:
Commercial:
Energy	$345	$415	$465	$8,189	$26,259
Manufacturing	4,366	4,545	2,116	2,454	3,237
Wholesale / retail	25,138	30,411	8,486	5,584	5,561
Integrated food services	-	6	13	58	58
Services	16,254	15,720	19,262	23,925	31,062
Healthcare	5,962	2,574	3,534	2,608	8,568
Other commercial and industrial	1,300	3,778	4,579	6,543	8,030
Total commercial	53,365	57,449	38,455	49,361	82,775
Commercial real estate:
Construction and land development	76,265	90,707	99,579	116,252	132,686
Retail	4,642	5,276	4,978	8,041	4,967
Office	11,473	14,628	19,654	24,942	24,764
Multifamily	4,717	1,900	6,725	6,924	7,253
Industrial	-	-	4,087	4,151	4,223
Other commercial real estate	13,266	12,993	15,343	17,399	19,805
Total commercial real estate	110,363	125,504	150,366	177,709	193,698
Residential mortgage:
Permanent mortgage	27,991	33,466	32,111	36,654	37,978
Home equity	3,702	4,358	5,315	2,244	2,055
Total residential mortgage	31,693	37,824	37,426	38,898	40,033
Consumer	4,749	5,185	4,567	2,784	3,188
Total nonaccruing loans	$200,170	$225,962	$230,814	$268,752	$319,694

Performing loans 90 days past due (B)	$2,341	$8,043	$7,966	$5,579	$9,264

Gross charge-offs	$12,774	$15,232	$20,152	$25,340	$38,168
Recoveries	4,256	4,914	5,939	5,205	2,614
Net charge-offs	$8,518	$10,318	$14,213	$20,135	$35,554

Provision for credit losses	$2,700	$6,250	$6,999	$20,000	$36,040

Allowance for loan losses to period end loans	2.67%	2.73%	2.75%	2.77%	2.75%
Combined allowance for credit losses to period end loans	2.77%	2.86%	2.89%	2.91%	2.89%
Nonperforming assets to period end loans
and repossessed assets	3.23%	3.54%	3.66%	3.85%	4.19%
Net charge-offs (annualized) to average loans	0.32%	0.39%	0.53%	0.74%	1.30%
Allowance for loan losses to nonaccruing loans	143.18%	128.14%	126.93%	111.31%	93.68%
Combined allowance for credit losses to nonaccruing loans	148.55%	134.17%	133.11%	117.01%	98.40%

(A) includes residential mortgage loans guaranteed by	$18,716	$18,304	$18,551	$21,706	$17,598
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.

(B) Excludes residential mortgage loans guaranteed
agencies of the U.S. government